Nuveen Preferred Securities and Income Fund	Ticker Class A–NPSAX Class C–NPSCX Class R6–NPSFX Class I–NPSRX	30 December 2024

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated December 30, 2024, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks to provide a high level of current income and total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 85 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-72 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

The tables and examples below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None	None

Summary Prospectus

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Class I
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses
Interest and Related Expenses[2]	0.01%	0.01%	0.01%	0.01%
Remainder of Other Expenses	0.12%	0.12%	0.04%	0.12%
Total Annual Fund Operating Expenses	1.03%	1.78%	0.70%	0.78%

1 The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2 Includes interest expense and fees paid on Fund borrowings.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R6	Class I
1 Year	$575	$181	$72	$80
3 Years	$787	$560	$224	$249
5 Years	$1,017	$964	$390	$433
10 Years	$1,675	$2,094	$870	$966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred securities and other income producing securities. The Fund may invest in all types of preferred securities, including both perpetual preferred securities and hybrid securities. Perpetual preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, perpetual preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Perpetual preferred securities typically have a fixed liquidation (or “par”) value.

The term “preferred securities” also includes hybrid securities and other types of preferred securities that do not have the features described above. Preferred securities that are hybrid securities often behave similarly to investments in perpetual preferred securities and are regarded by market investors as being part of the preferred securities market. Such hybrid securities possess varying combinations of features of both debt and perpetual preferred securities and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure.

The term “preferred securities” also includes certain forms of debt that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these preferred securities are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed perpetual preferred securities and hybrid securities. Generally, these types of preferred securities are senior debt in the capital structure of an issuer.

The Fund may also invest in income producing securities that are not preferred securities. These include contingent capital securities (sometimes referred to as “CoCos”), which are hybrid securities, issued primarily by non-U.S. financial institutions, that have loss absorption mechanisms benefitting the issuer built into their terms. These loss absorption mechanisms may include automatic conversion into the issuer’s common stock or an automatic write down of the security’s principal amount upon the occurrence of a specified trigger or event. In addition, although the Fund will invest primarily in preferred securities and CoCos, it may invest up to 20% of its net assets, in the aggregate, in corporate debt securities, U.S. government securities (including securities issued or guaranteed by U.S. government agencies and instrumentalities) and taxable municipal securities.

The Fund may also invest in preferred securities or CoCos that are convertible into common stock.

The Fund normally invests at least 50% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 50% of its net assets in securities rated below investment grade (BB/Ba or lower) or unrated securities judged to be of comparable quality by the Fund’s portfolio managers at the time of purchase, which are commonly referred to as “high yield” securities or “junk” bonds. The Fund may also invest in U.S. dollar-denominated securities issued by non-U.S. companies.

The Fund may invest in securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) (“restricted securities”), including securities sold in private placement transactions between issuers and their purchasers and securities that meet the requirements of Rule 144A under the Securities Act (“Rule 144A securities”). Rule 144A securities may be resold under certain circumstances only to qualified institutional buyers as defined by the rule.

The Fund intends to invest at least 25% of its assets in the securities of companies principally engaged in financial services.

The Fund’s sub-adviser considers several factors in constructing the Fund’s portfolio of preferred securities, including credit risk, diversification, preferred sub-market analysis, call protection and yield curve analysis. From this analysis, the Fund’s sub-adviser builds a portfolio of securities that it believes offers the most attractive mix of value relative to securities with similar credit ratings, current income and call protection.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Fund, the Fund may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Fund’s performance.

Contingent Capital Security Risk—CoCos have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Fund losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.

Convertible Security Risk—Convertible securities are subject to certain risks of both equity and debt securities. The value of convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Currency Risk—Even though the non-U.S. securities held by the Fund are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains or losses realized on the sale of securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Financial Services Sector Risk—The Fund's policy to concentrate in financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are particularly sensitive to the adverse effects of economic recession; changes in government regulation; the availability of capital; volatile interest rates; and the health of the commercial and residential real estate markets.

Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Fund. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.

Income Risk—The Fund's income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities or defaults or deferrals on preferred securities it holds.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed-rate securities will decline because of rising interest rates. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of longer-duration fixed-rate securities usually change more than the values of shorter-duration fixed-rate securities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-rate or debt markets, making it more difficult for the Fund to sell fixed-rate investments. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Fund’s performance.

Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Fund’s assets can decline.

Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds and preferred securities, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Fund invests, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Fund’s ability to buy or sell securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the securities’ prices and hurt performance.

Municipal Securities Risk—The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

Preferred Security Risk—Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having fixed interest rates or dividends, which may result in a decline in value in a rising interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.

Restricted Securities Risk—The market for restricted securities, including Rule 144A securities, typically is less active than the market for publicly traded securities. Rule 144A securities and other securities exempt from registration under the Securities Act carry the risk that their liquidity may become impaired and the Fund may be unable to dispose of the securities promptly or at current market value.

Unrated Security Risk—Unrated securities determined by the Fund’s sub-adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.

U.S. Government Securities Risk—U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government or may be subject to certain limitations. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so, which may increase the risk of loss to the Fund.

Valuation Risk—The sales price the Fund could receive for any particular debt security may differ from the Fund’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*Class A year-to-date total return as of September 30, 2024 was 9.79%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2023, the Fund’s highest and lowest quarterly returns were 11.07%
and -15.43%, respectively, for the quarters ended June 30, 2020 and March 31, 2020.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. In accordance with new regulatory requirements, the Fund has selected the Bloomberg U.S. Aggregate Bond Index, which represents a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Fund invests. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2023
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R6)
Class A (return before taxes)	12/19/06	0.84%	3.31%	3.90%	N/A
Class A (return after taxes on distributions)		(0.56)%	2.00%	2.37%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		1.35%	2.47%	2.74%	N/A
Class C (return before taxes)	12/19/06	5.02%	3.55%	3.78%	N/A
Class R6 (return before taxes)	6/30/16	6.21%	4.67%	N/A	4.18%
Class I (return before taxes)	12/19/06	6.15%	4.60%	4.67%	N/A
Bloomberg U.S. Aggregate Bond Index[1]
(reflects no deduction for fees, expenses or taxes)		5.53%	1.10%	1.81%	0.86%
ICE BofA U.S. All Capital Securities Index[2]
(reflects no deduction for fees, expenses or taxes)		9.29%	4.17%	4.73%	3.47%
Preferred Securities and Income Blended Benchmark[3]
(reflects no deduction for fees, expenses or taxes)		6.10%	3.93%	4.74%	3.94%
Lipper Flexible Income Funds Classification Average[4]
(reflects no deduction for taxes or sales loads)		7.70%	3.63%	3.84%	3.24%

[1]

An index designed to measure the performance of the USD-denominated, fixed-rate, U.S. investment grade taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).

[2]

An index designed to measure the performance of investment grade and below investment grade fixed rate and fixed-to-floating rate, USD-denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market.

[3]	The index is comprised of a 60% weighting in the ICE BofA U.S. All Capital Securities Index and a 40% weighting in the ICE BofA USD Contingent Capital Index.
[4]	Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Douglas M. Baker, CFA	Managing Director	December 2006
Brenda A. Langenfeld, CFA	Managing Director	January 2012

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund directly from the Fund (for certain share classes) or through a financial advisor or other financial intermediary on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R6	Class I
Eligibility and Minimum Initial Investment

Available only through certain financial intermediaries or, for Class A, by contacting the Fund directly as described in the prospectus.

$2,500 for all accounts except:

• $2,000 for Traditional/
Roth IRA accounts and Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

• No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MPM-INV5-1224P